DEBT SETTLEMENT AGREEMENT

THIS AGREEMENT dated for reference the 27th day of April, 2011.

BETWEEN:

ENERTOPIA CORP., a company duly incorporated under the laws
of the Stat of Nevada and having an office at Suite 950 - 1130 West
Pender Street, Vancouver, BC, V6C 4A4 Ph 604-602-1625 FAX
604-685-1602

(the “Company”)

OF THE FIRST PART

 AND:

0743608 BC LTD. of #205 – 171 Commercial Drive, Kelowna BC
V1X 7W2, Ph 250 765 6424

(the “Creditor”)

OF THE SECOND PART

WHEREAS:

A.          The Company is indebted to the Creditor in the amount of US$84,656.72 (the “Debt”); and

B.          The Company wishes to settle the Debt, namely US$84,656.72, by this agreement for NIL consideration and the Creditor is prepared to accept NIL consideration in full satisfaction of the Debt.

NOW THEREFORE WITNESSETH that in consideration of the premises and of the covenants and agreements set out herein, the parties hereto covenant and agree as follows:

1.          ACKNOWLEDGMENT OF DEBT

1.1          The Company acknowledges and agrees that it is indebted to the Creditor in the amount of the Debt.

2.          FORGIVENESS OF DEBT

2.1          The Creditor acknowledges and agrees that it is forgiving the repayment of the debt for NIL consideration.

3.          GENERAL PROVISIONS

3.1          Time shall be of the essence of this Agreement.

3.2          The Creditor hereby agrees that the $84,656.72 Debt will be fully satisfied and extinguished effective as of the date set out above, and the Creditor will remise, release and forever discharge the Company and its directors, officers and employees from any and all obligations relating to this US$84,656.72 Debt 3.3 The Company and the Creditor shall execute such further assurances and other documents and instruments and shall do such further and other things as may be necessary to implement and carry out the intent of this Agreement.

3.4          The provisions herein contained constitute the entire agreement between the parties and supersede all previous understandings, communications, representations and agreements, whether written or verbal, between the parties with respect to the subject matter of this Agreement.

3.5          This Agreement shall be governed by and construed in accordance with the laws of the United States. 3.6 All dollar amounts referred to in this Agreement have been expressed in United States currency, unless otherwise indicated.

3.7          This Agreement shall enure to the benefit of and be binding upon each of the parties and their respective heirs, executors, administrators, successors and assigns, as the case may be.

IN WITNESS WHEREOF the parties hereto have executed these present on the day and year first above written.

SIGNED, SEALED and DELIVERED by	)
0743608 BC LTD in the presence of:	)
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Signature	)
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Address	) CHRIS BUNKA, PRESIDENT OF
0743608 BC LTD
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Occupation	)
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ENERTOPIA CORP.	)
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Authorized Signatory	)
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Authorized Signatory	)

Please provide the following information:

250-765 6424	bossbunka@gmail.com
Creditor's telephone number	Creditor's e-mail address